SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2001

ALLIANT TECHSYSTEMS INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-10582 (Commission File Number)	41-16726904 (I.R.S. Employer Identification No.)

5050 LINCOLN DRIVE EDINA, MINNESOTA (Address of principal executive office)	55436-1097 (Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

600 SECOND STREET N.E.
HOPKINS, MINNESOTA 55343
(Former name, former address and former fiscal year if changed from last report)

Item 7.    Financial Statements and Exhibits.

(a)	None.

(b)	None.

(c)	Exhibits.

EXHIBIT NO. 99	DESCRIPTION OF EXHIBIT Text of news release dated November 13, 2001

Item 9.    Regulation FD Disclosure.

          On November 13, 2001, the Registrant issued a news release announcing that it had signed a definitive agreement to acquire the ammunition business of Blount International, Inc. as described in the news release. The text of the news release is attached hereto as Exhibit 99 and incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date:    November 13, 2001
/s/ ERIC S. RANGEN
By:

Eric S. Rangen
Chief Financial Officer